                          REGISTRATION RIGHTS AGREEMENT


         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of August 17, 1999, among Food Lion, Inc., a North Carolina corporation (the "Company"), and each of the parties named on Exhibit A hereto (the "Stockholders").

                                    RECITALS:

         A. Pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated as of even date herewith among the Company, Hannaford Bros. Co., a Maine corporation, and FL Acquisition Sub, Inc., a Maine corporation and a wholly-owned subsidiary of the Company and a related Stock Exchange Agreement dated as of even date herewith (the "Exchange Agreement") among the Company and certain of the Stockholders, the Stockholders will receive, at or immediately after the Effective Time, shares of Class A Common Stock, par value $0.50 per share (the "Class A Common Stock"), of the Company.

         B. In connection with the Merger Agreement, the Company has agreed to register the Registrable Securities under the Securities Act (as such terms are hereinafter defined).


         NOW, THEREFORE, in consideration of the mutual covenants and premises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Stockholders hereby agree as follows:

                  1. Definitions. Capitalized terms used but not otherwise defined herein and defined in the Merger Agreement shall have the meanings given such terms in the Merger Agreement. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this Agreement.

                           "Affiliate" shall mean any Person which directly or
indirectly controls, is controlled by, or is under common control with, the indicated Person. As used in this definition, "control" (including, with correlative meanings, "controlled by" and "under common control") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other interests or by contract).

                           "Agreement" shall mean this Agreement, including all
exhibits hereto, as the Agreement may be from time to time amended, modified or supplemented.

                           "Board" shall mean the Board of Directors of the
Company.

                           "Business Day" shall mean a day on which banks in New
York, New York are open for business.

                           "Class A Common Stock" shall have the meaning set
forth in the recitals hereto.

                           "Commission" shall mean the Securities and Exchange
Commission or any other Federal agency at the time administering the Securities Act.

                           "Company" shall have the meaning set forth in the
introductory paragraph of this Agreement.

                           "Disadvantageous Condition" shall have the meaning
set forth in Section 2(e).

                           "Exchange Act" shall mean the Securities Exchange Act
of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                           "Holder" shall mean a Person who owns Registrable
Securities and is either (i) a Stockholder or (ii) a Person that (A) has agreed to be bound by the terms of this Agreement as if such Person were a Stockholder and (B)(x) is a Person (1) to whom a Stockholder has transferred Registrable Securities or (2) with whom a Stockholder has entered into an agreement to transfer Registrable Securities, in each case as part of a transaction pursuant to which derivative securities relating to such Registrable Securities will be offered for sale by such Person in a registered public offering or (y) is (1) upon the death of any individual Stockholder, the executor of the estate of such Stockholder or such Stockholder's heirs, devisees, legatees or assigns or (2) upon the disability of any individual Stockholder, any guardian or conservator of such Stockholder.

                           "Merger Agreement" shall have the meaning set forth
in the recitals hereto.

                           "Person" shall include all natural persons,
corporations, business trusts, associations, limited liability companies, partnerships, joint ventures and other entities and governments and agencies and political subdivisions.

                           "Registrable Securities" shall mean (a) the number of
shares of Class A Common Stock issued to the Stockholders pursuant to the Merger Agreement or the Exchange Agreement in exchange for their shares of Company Common Stock set forth opposite such Stockholder's name on Exhibit A hereto, and
(b) any other shares of Class A Common Stock issued in respect of such shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Class A Common Stock which are Registrable Securities shall cease to be Registrable Securities as soon as (i) such Registrable Securities have been sold or otherwise disposed of pursuant to a registration statement that was filed with the Commission and declared effective under the Securities Act, (ii) as soon as all such Registrable Securities held by a Holder can be sold in a single transaction pursuant to Rule 144 or Rule 145, or (iii) they shall have been otherwise sold, transferred or disposed of by a Holder to any Person that is not a Holder.

                           "Rule 144" shall mean Rule 144 promulgated by the
Commission under the Securities Act, as such rule may be amended from time to time or any successor rule thereto. "Rule 145" shall mean Rule 145 promulgated by the Commission under the Securities Act, as such rule may be amended from time to time or any successor rule thereto.

                           "Securities Act" shall mean the Securities Act of
1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                           "Stockholders" shall have the meaning set forth in
the introductory paragraph of this Agreement.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                  2. Shelf Registration Under the Securities Act

                           (a) Shelf Registration. The Company shall (i) prepare
and cause to be filed with the SEC as soon as practicable, but not later than two business days after the Effective Time a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (the "Shelf Registration") covering all the Registrable Securities and providing for the sale of the Registrable Securities by the Holders hereof and (ii) use its reasonable best efforts to have such Shelf Registration declared effective by the SEC as promptly as practicable thereafter.

                           (b) Amendments to Shelf Registration. If the Shelf
Registration ceases to be effective for any reason at any time during the Effectiveness Period for any reason (other than because of the sale of all of the Registrable Securities covered thereby or Registrable Securities cease to be outstanding), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or take such other actions as may be necessary to reinstate the effectiveness thereof.

                           (c) Effectiveness Period. Subject to Section 2(e)
hereof, the Company shall use its reasonable best efforts to keep the Shelf Registration continuously effective under the Securities Act from the date on which the Initial Shelf Registration was declared effective by the SEC until the earlier of (i) two years from the date of the Effective Time and (ii) such time when there are no Registrable Securities outstanding (the "Effectiveness Period"). If a Shelf Registration is filed, pursuant to Section 2(b) hereof, the Company shall use its reasonable best efforts to cause the Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective for a period after such effectiveness equal to the Effectiveness Period.

                           (d) Supplements and Amendments. The Company shall
file one or more supplements or amendments to the Shelf Registration and the prospectus used in connection therewith if (i) required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, (ii) otherwise required by the SEC, or (iii) requested to do so in writing by any Holder of Registrable Securities to the extent necessary to include such Holder as a selling securityholder in such registration statement.

                           (e) Certain Delay Rights.

                                    (i) Notwithstanding any other provision of
this Agreement to the contrary, if the Company provides written notice to each Holder that in the Company's good faith and reasonable judgment it would be materially disadvantageous to the Company (because the sale of Registrable Securities covered by such registration statement or the disclosure of information therein or in any related prospectus or prospectus supplement would materially interfere with any material acquisition, material financing or other material event or transaction in connection with which a registration of securities under the Securities Act for the account of the Company is then intended or the public disclosure of which at the time would be materially prejudicial to the Company) (a "Disadvantageous Condition") for the Shelf Registration to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment, the Company shall be entitled to cause such registration statement to be withdrawn or the effectiveness of such registration statement terminated or, in the event no registration statement has yet been filed, shall be entitled not to file any such registration statement until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to each Holder). With respect to each Holder, upon the receipt by such Holder of any such notice of a Disadvantageous Condition if so directed by the Company by notice as aforesaid, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus and prospectus supplements then covering such Registrable Securities at the time of receipt of such notice as aforesaid. Notwithstanding anything else contained in this Agreement, neither the filing nor the effectiveness of the Shelf Registration may be delayed for more than a total of seventy-five (75) days in a 360 day period pursuant to this Section 2(e).

                                    (ii) It shall be a condition precedent to
the obligations of the Company to register any of a Holder's Registrable Securities that such Holder shall furnish to the Company, upon request, such information regarding itself and, the Registrable Securities held by it as shall be required to effect the registration of such Holder's Registrable Securities.

                  3. Preparation; Reasonable Investigation. In connection with the preparation and filing of the Shelf Registration under the Securities Act pursuant to this Agreement, the Company will give the Holders of Registrable Securities registered under such registration statement, and one (1) counsel or firm of counsel and one (1) accountant or firm of accountants representing all the Holders of Registrable Securities to be registered under such registration statement, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders' counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that the foregoing shall not require the Company to provide access to (or copies of) any competitively sensitive information relating to the Company or its subsidiaries or their respective businesses; and provided further that (i) each Holder and their respective counsel and accountants shall have entered into a confidentiality agreement reasonably acceptable to the Company and (ii) the Holders and their counsel and accountants shall use their reasonable best efforts to minimize the disruption to the Company's business and coordinate any such investigation of the books, records and properties of the Company and any such discussions with the Company's officers and accountants so that all such investigations occur at the same time and all such discussions occur at the same time.

                  4. Indemnification.

                           (a) Indemnification by the Company. In the event any
Registrable Securities are included in a registration statement under this Agreement, to the extent permitted by law, the Company will, and hereby does, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller and each such director, officer, and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation thereof

                           (b) Indemnification by the Sellers. Each selling
Holder of Registrable Securities will, and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4(a)) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon written information furnished to the Company by such selling Holders of Registrable Securities expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. In no event shall the liability of any selling Holder of Registrable Securities under this Section 4(b) be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                           (c) Notices of Claims, etc. Promptly after receipt by
an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless based on the written advice of counsel to such indemnified party a conflict of interest between such indemnified and indemnifying parties exists in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. Any indemnifying party against whom indemnity may be sought under this Section 7 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party, which such consent will not be unreasonably withheld, conditioned or delayed. The indemnifying party may not agree to any settlement of any such claim or action other than solely for monetary damages for which the indemnifying party shall be responsible hereunder, the result of which any remedy or relief shall be applied to or against the indemnified party, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. In any action hereunder as to which the indemnifying party has assumed the defense thereof, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof.

                           (d) Contribution.

                                    (i) If the indemnification provided for in
this Section 4 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage (A) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the selling Holders of Registrable Securities on the other hand from the offering of the Registrable Securities or
(B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the selling Holders of Registrable Securities on the other hand in connection with the offering of the Registrable Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Registrable Securities (before deducting expenses) received by the Company and the selling Holders of Registrable Securities, respectively, bear to the aggregate public offering price of the Registrable Securities. The relative fault of the Company on the one hand and the selling Holders of Registrable Securities on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or a selling Holder of Registrable Securities and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this Section 4(d) shall be deemed to include, for purposes of this Section 4(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. The Company and the selling Holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this
Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of equitable considerations referred to in this paragraph. Notwithstanding any other provision of this Section 4, no selling Holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such selling Holder of Registrable Securities were offered to the public (net of any underwriting discount and commissions, selling or placement agent or broker fees and commissions and transfer taxes, if any, in connection with the sales of securities by such selling Holder of Registrable Securities) exceeds the amount of any damages which such selling Holder of Registrable Securities has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                    (ii) The obligations of the parties under
this Section 4 shall be in addition to any liability which any party may otherwise have to any other party.

                  5. Forms. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

                  6. Miscellaneous.

                           (a) Specific Enforcement. Each of the parties hereto
acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof or were otherwise breached and that each party shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy that may be available at law or in equity.

                           (b) Termination. This Agreement shall terminate on
the earlier of (i) the termination of the Merger Agreement, (ii) the agreement of the parties hereto to terminate this Agreement and (iii) the date such Stockholder ceases to own any Registrable Securities.

                           (c) Notices. All notices, requests and other
communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given:

                           if to the Company:

                                    Food Lion, Inc.
                                    2110 Executive Drive
                                    Salisbury, North Carolina 28147
                                    Attn: R. William McCanless
                                    Fax: (704) 637-8803

                           with a copy to (such copy shall not constitute notice):

                                    Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                    1333 New Hampshire Avenue, N.W.
                                    Suite 400
                                    Washington, D.C. 20036
                                    Attn: Richard L. Wyatt, Jr.
                                    Fax: (202) 887-4288

                           if to the Stockholders, at the addresses set forth on Exhibit A hereto, with a copy to (such copy shall not constitute notice):

                                    Skadden, Arps, Slate, Meagher
                                       & Flom LLP
                                    919 Third Avenue
                                    New York, NY  10022
                                    Attn:   Milton G. Strom
                                    Fax:    (212) 735-2000

                                            -and-

                           Stewart McKelvey Stirling Scales
                           1959 Upper Water Street
                           Suite 900, P.O. Box 997
                           Halifax, NS Canada
                           B3J 2X2
                           Attn:  James M. Dickson
                           Facsimile No.: (902) 420-1417

or such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section 6(c) and the appropriate telecopy confirmation is received or (ii) if given by any other means, when delivered at the address specified in this Section 6(c).

                           (d) Entire Agreement. This Agreement (including the
documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

                           (e) Waivers and Amendments. With the written consent
of the Holders of a Majority of the Registrable Securities, the obligations of the Company and the rights of the Holders of the Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations hereunder of the Holders of the Securities and the Company; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid proportion of Registrable Securities, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of the Holders of all of the Registrable Securities. Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company shall promptly give written notice thereof to the Holders of the Registrable Securities who have not previously consented thereto in writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 6(e). Each Stockholder acknowledges that by operation of Section 6(e) hereof the Holders of a Majority of the Registrable Securities will, subject to the limitations contained in such
Section 6(e), have the right and power to diminish or eliminate certain rights of such Stockholder under this Agreement.

                           (f) Rights of Holders Inter Se. Each Holder of
Securities shall have the absolute right to exercise or refrain from exercising any right or rights which such Holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such Holder shall not incur any liability to any other Holder or Holders of Securities with respect to exercising or refraining from exercising any such right or rights.

                           (g) Exculpation Among Stockholders and Holders. Each
Stockholder acknowledges that it is not relying upon any other Stockholder, or any officer, director, employee, agent, partner or Affiliate of any such other Stockholder, in making its decision to enter into this Agreement.

                           (h) Successors and Assigns. This Agreement shall not
be assigned by operation of law or otherwise without the prior written consent of the other parties hereto. This

Agreement will be binding upon, inure to the benefit of and be enforceable by each party and such party's respective heirs, beneficiaries, executors, representatives and permitted assigns.

                           (i) Counterparts. This Agreement may be executed in
two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                           (j) Governing Law. This Agreement shall be governed
in all respects, including validity, interpretation and effect, by the laws of the State of Maine without giving effect to the provisions thereof relating to conflicts of law.

                           (k) Severability. Any term or provision of this
Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable such provision shall be interpreted to be only so broad as is enforceable.

                           (l) Headings. The headings contained in this
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                           (m) Further Assurances. Each party hereto shall
execute and deliver such additional documents as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

                           (n) Third Party Beneficiaries. Nothing in this
Agreement, expressed or implied, shall be construed to give any Person other than the parties hereto any legal or equitable right, remedy or claim under by reason of this Agreement or any provision contained herein.


                            [Signature pages follow]

                 SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the Company and the Stockholders have caused this Agreement to be executed as of the date first written above.

The Company:                      FOOD LION, INC.


                                  By: /s/ R. William McCanless
                                      ----------------------------------------
                                  Name: R. William McCanless
                                        --------------------------------------
                                  Title: President and Chief Executive Officer
                                         -------------------------------------


The Stockholders:

                                       EMPIRE COMPANY LIMITED

                                  By: /s/ Paul D. Sobey
                                      ----------------------------------------
                                  Name: Paul D. Sobey
                                        --------------------------------------
                                  Title: President and CEO
                                         -------------------------------------


                                  By: /s/ A. D. Rowe
                                      ----------------------------------------
                                  Name: A. D. Rowe
                                        --------------------------------------
                                  Title: Senior V.P. & CFO
                                         -------------------------------------


                                  E.C.L. INVESTMENTS LIMITED


                                  By: /s/ Paul D. Sobey
                                      ----------------------------------------
                                  Name: Paul D. Sobey
                                        --------------------------------------
                                  Title: President and CEO
                                         -------------------------------------


                                  By: /s/ A. D. Rowe
                                      ----------------------------------------
                                  Name: A. D. Rowe
                                        --------------------------------------
                                  Title: Senior V.P & CFO
                                         -------------------------------------

The Stockholders (cont'd.):


                                       PENSION PLAN FOR
                                         EMPLOYEES OF SOBEYS INC.

                                       By: /s/ Paul D. Sobey
                                           -------------------------------------
                                       Name: Paul D. Sobey
                                             -----------------------------------
                                       Title: Director
                                              ----------------------------------


                                       By: /s/ A. D. Rowe
                                           -------------------------------------
                                       Name: A. D. Rowe
                                             -----------------------------------
                                       Title: E.V.P. & CFO
                                              ----------------------------------


                                       SOBEYS INC. MASTER TRUST
                                         INVESTMENT FUND

                                       By: /s/ Paul D. Sobey
                                           -------------------------------------
                                       Name: Paul D. Sobey
                                             -----------------------------------
                                       Title: Director
                                              ----------------------------------


                                       By: /s/ A. D. Rowe
                                           -------------------------------------
                                       Name: A. D. Rowe
                                             -----------------------------------
                                       Title: E.V.P. & CFO
                                              ----------------------------------

                                    Exhibit A

                            SCHEDULE OF STOCKHOLDERS

                                                                    Number of Shares
                                                                 of Company Common Stock
                                                                  to be Exchanged Under
   Name of Stockholder                  Address                   the Merger Agreement
   -------------------                  -------                   or Exchange Agreement
                                                                  ---------------------
Empire Company Limited          115 King Street                         5,550,461
                                Stellarton, Nova Scotia
                                Canada BOK 150

E.C.L. Investments Limited      115 King Street                         4,868,104   (A)
                                Stellarton, Nova Scotia
                                Canada BOK 150

Pension Plan for                115 King Street                           366,428
   Employees of Sobeys, Inc.    Stellarton, Nova Scotia
                                Canada BOK 150

Sobeys Inc. Master Trust        115 King Street                            14,819
   Investment Fund              Stellarton, Nova Scotia
                                Canada BOK 150



(A) E.C.L. Investment Limited and Empire Company Limited share ownership of 4,868,104 shares.



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